UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2006



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-22446                                    95-3015862
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 (Commission File Number)                 (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California         93117
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         (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code          (805) 967-7611
                                                       -------------------------

                                      None
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Deckers Outdoor Corporation (the "Company") announced today that Scott Ash, Chief Financial Officer, will be leaving the Company in early March in order to pursue other interests. The Company has commenced a search for Mr. Ash's successor. Mr. Ash intends to be involved through the transition period.


Item 7.01.     Regulation FD Disclosure.


     On January 25, 2006 the Company issued a press release related to the departure of Mr. Ash. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless that filing expressly refers to specific information in this Item 7.01 or to Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

      (c)         Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                      99.1                 Press release, dated January 25, 2006


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Deckers Outdoor Corporation

    Date:  January 26, 2006                /s/ M. Scott Ash
                                           M. Scott Ash, Chief Financial Officer


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

                                INDEX TO EXHIBITS


        Exhibit No.                        Description
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           99.1                            Press release, dated January 25, 2006



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